UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 1, 2012      (September 27, 2012)

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 438-3210

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 27, 2012, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2013 (the fiscal quarter ended August 31, 2012).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 27, 2012, the Registrant held the 2012 Annual Meeting at the Registrant’s executive offices located at 200 Old Wilson Bridge Road, Columbus, Ohio. At the close of business on August 6, 2012, the record date for the 2012 Annual Meeting, there were a total of 69,366,112 common shares of the Registrant outstanding and entitled to vote. At the 2012 Annual Meeting, 62,255,539, or 89.74% of the common shares outstanding and entitled to vote, were represented by proxy or in person and, therefore, a quorum was present.

The vote on proposals presented for shareholder vote at the 2012 Annual Meeting was as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Withheld	Abstain	Broker Non-Votes
John B. Blystone	54,812,046	1,050,197	81,224	6,312,072
Mark C. Davis	55,607,516	253,873	82,078	6,312,072
Sidney A. Ribeau	33,106,199	22,751,532	85,736	6,312,072

At the 2012 Annual Meeting, each of John B. Blystone, Mark C. Davis and Sidney A. Ribeau was elected as a director of the Registrant for a three-year term, expiring at the 2015 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2013 Annual Meeting of Shareholders are: Kerrii B. Anderson, John P. McConnell and Mary Schiavo.

The directors of the Registrant whose terms of office continue until the 2014 Annual Meeting of Shareholders are: Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr.

Proposal 2 — Approval of the Advisory Resolution on Executive Compensation.
Votes For	Votes Against	Abstain	Broker Non-Votes
53.601,957	1,943,959	397,551	6,312,072

At the 2012 Annual Meeting, the Registrant’s shareholders approved the advisory resolution on executive compensation.

Proposal 3— Ratification of Selection of KPMG LLP as the Independent Registered Public Accounting Firm of the Registrant for the fiscal year ending May 31, 2013.

Votes For	Votes Against	Abstain
61,703,888	458,390	93,261

The shareholders of the Registrant ratified the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2013.

Item 9.01.                   Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are incorporated by reference into or are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2013 (Fiscal Quarter ended August 31, 2012), held on September 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 1, 2012	By: /s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and Secretary